Exhibit 99.2

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# LAND PURCHASE AND SALE AGREEMENT

**Offer Date:** 10/18/2023

GeorgiaREALTORS

**2023 Printing**

## A. KEY TERMS AND CONDITIONS

1. **Purchase and Sale.** The undersigned buyer(s) ("Buyer") agree to buy and the undersigned seller(s) ("Seller") agree to sell the real property described below including all fixtures, improvements and landscaping therein ("Property") on the terms and conditions set forth in this Agreement.
   a. **Property Identification:** Address: 0 Hwy 59 - 65.9ac
   City Commerce, County Banks, Georgia, Zip Code 30530
   MLS Number: ____________ Tax Parcel I.D. Number: B67 002
   b. **Legal Description:** The legal description of the Property is *[select one of the following below]*:
   ☐ (1) attached as an exhibit hereto;
   ☑ (2) the same as described in Deed Book TR1 PB E-140 & TR 2 PB 36-95, of the land records of the above county; **OR**
   ☐ (3) Land Lot(s) ________ of the ________ District, ________ Section/ GMD, Lot ________, Block ________, Unit ________, Phase/Section ________ of ________ Subdivision/Development, according to the plat recorded in Plat Book ________, Page ________, et. seq., of the land records of the above county.

2. **Acreage.** A Controlling Survey of the Property will be obtained by ☑ Buyer **OR** ☐ Seller and paid for by ☑ Buyer **OR** ☐ Seller.

3. **Purchase Price of Property to be Paid by Buyer.**
   $ 4,942,500.00 **OR**
   $ 75,000.00 per acre. If price is per acre, Seller's estimate of acreage is 65.9 acres.

4. **Closing Costs.**
   **Seller's Contribution at Closing:**
   $ 0.00

5. **Closing Date and Possession.**
   Closing Date shall be 02/15/2024 with possession of the Property transferred to Buyer ☑ upon Closing **OR** ☐ ___ days after Closing at ___ o'clock ☐ AM **OR** ☐ PM (attach F219 Temporary Occupancy Agreement).

6. **Closing Law Firm.**
   Weissman Law - Gainesville, GA
   **Phone Number:** 404-279-4060

7. **Holder of Earnest Money ("Holder").** (If Holder is Closing Attorney, F510 must be attached as an exhibit hereto, and F511 must be signed by Closing Attorney.)
   Closing Attorney

8. **Earnest Money.** Earnest Money shall be paid by ☑ check ☑ ACH ☐ cash or ☑ wire transfer of immediately available funds as follows:
   ☐ a. $ ____________ as of the Offer Date.
   ☑ b. $ 75,000.00 within 14 days from the Binding Agreement Date.
   ☐ c. ____________

9. **Inspection and Due Diligence.**
   a. **Due Diligence Period:** Property is being sold subject to a Due Diligence Period of 90 days from the Binding Agreement Date.
   b. **Option Payment for Due Diligence Period:** In consideration of Seller granting Buyer the option to terminate this Agreement, Buyer:
   (1) has paid Seller $10.00 in nonrefundable option money, the receipt and sufficiency of which is hereby acknowledged; plus
   (2) shall pay directly to Seller additional option money of $____________ by ☐ check ☐ ACH or ☐ wire transfer of immediately available funds either ☐ as of the Offer Date; **OR** ☐ within _____ days from the Binding Agreement Date. Any additional option money paid by Buyer to Seller ☐ shall (subject to lender approval) or ☐ shall not be applied toward the purchase price at closing and shall not be refundable to Buyer unless the closing fails to occur due to the default of the Seller.

10. Property is currently zoned M-1 under the applicable zoning ordinances of Banks County City/County

11. **Assignment.** Buyer ☐ shall **OR** ☑ shall not have the right to assign this Agreement; **OR** ☐ shall have the right to Assign this Agreement only to a legal entity in which Buyer owns at least a 25% interest.

THIS FORM IS COPYRIGHTED AND MAY ONLY BE USED IN REAL ESTATE TRANSACTIONS IN WHICH Charles Smith IS INVOLVED AS A REAL ESTATE LICENSEE. UNAUTHORIZED USE OF THE FORM MAY RESULT IN LEGAL SANCTIONS BEING BROUGHT AGAINST THE USER AND SHOULD BE REPORTED TO THE GEORGIA ASSOCIATION OF REALTORS® AT (770) 451-1831.
Copyright© 2023 by Georgia Association of REALTORS®, Inc.
F213, Land Purchase and Sale Agreement, Page 1 of 10, 01/01/23

________________________ ____________________________ a  ___________________________________ _____ ___ _____________ ______ _______ B. FURTHER EXPLANATIONS TO CORRESPONDING PARAGRAPHS IN SECTION A. 1. Purchase and Sale . a. Warranty : Seller warrants that at the time of closing Seller will convey good and marketable title to said Property by limited warranty deed subject only to : (1) zoning ; (2) general utility, sewer, and drainage easements of record as of the Binding Agreement Date and upon which the improvements do not encroach ; (3) declarations of condominium and declarations of covenants, conditions and restrictions of record on the Binding Agreement Date ; and (4) leases and other encumbrances specified in this Agreement . Buyer agrees to assume Seller’s responsibilities in any leases specified in this Agreement . b. Examination : Buyer may examine title and/or obtain a survey of the Property and furnish Seller with a written statement of title objections at or prior to the closing . If Seller fails or is unable to satisfy valid title objections at or prior to the closing or any unilateral extension thereof, which would prevent the Seller from conveying good and marketable title to the Property, then Buyer, among its other remedies, may terminate the Agreement without penalty upon written notice to Seller . Good and marketable title as used herein shall mean title which a title insurance company licensed to do business in Georgia will insure at its regular rates, subject only to standard exceptions . c. Title Insurance : Buyer hereby directs any mortgage lender involved in this transaction to quote the cost of title insurance based upon the presumption that Buyer will be obtaining an enhanced title insurance policy since such a policy affords Buyer greater coverage 2. Acreage . Buyer or Seller can terminate this Agreement if the Seller’s estimate of the total acreage to be sold to Buyer is at least 15 % more or less than the estimate . 3. Purchase Price to be Paid by Buyer . The Purchase Price shall be paid in U . S . Dollars at closing by wire transfer of immediately available funds, or such other form of payment acceptable to the closing attorney . If the Purchase Price is stated as a price per acre, the acreage shall be determined by a survey obtained in the accordance with the procedure below (“Controlling Survey”) . The total purchase price shall be determined by multiplying the total number of acres, to the nearest one one - thousandth of an acre as determined by a survey prepared by a registered Georgia surveyor . In the event the Seller is in possession of a survey, to which Buyer agrees in writing shall constitute the Controlling Survey, then said survey be controlling as the exact amount of the acreage being purchased and sold herein . If no survey exists or the existing survey is not acceptable, then a new survey shall be prepared . If there are no objections to the new survey, then the new survey shall be the Controlling Survey to determine the acreage being purchased and sold herein . If there is a dispute by either party regarding the new survey, the dispute shall be resolved in accordance with the Survey Resolution Exhibit attached hereto . Buyer warrants that Buyer will have sufficient cash at closing, will allow Buyer to complete the purchase of Property. Buyer does not need to sell or lease other real property in order to complete the purchase of Property. 4. Closing Costs and Prorations . a. Seller’s Contribution at Closing : At closing, Seller shall make the referenced Seller’s Monetary Contribution which Buyer may use to pay any cost or expense of Buyer related to this transaction, including without limitation, any commission obligations of Buyer . Buyer acknowledges that Buyer’s mortgage lender(s) may not allow the Seller’s Monetary Contribution, or the full amount thereof, to be used for some costs or expenses . In such event, any unused portion of the Seller’s Monetary Contribution shall remain the property of the Seller . The Seller shall pay the fees and costs of the closing attorney : (1) to prepare and record title curative documents ; (2) for Seller not attending the closing in person ; and (3) payoff and proceeds handling and delivery . b. Items Paid by Buyer : At closing, Buyer shall pay : (1) Georgia property transfer tax ; (2) the cost to search title and tax records and prepare the limited warranty deed ; (3) all other costs, fees and charges to close this transaction, except as otherwise provided herein ; and (4) all other title fees and post - closing fees . 12. Brokerage Relationships in this Transaction. a. Buyer’s Broker is _ North Pro Realty and is: b. Seller’s Broker is Keller Williams Atl Partners nd is: (1)  representing Buyer as a client. (1) representing Seller as a client. (2)  working with Buyer as a customer. (2)  working with Seller as a customer. (3)  acting as a dual agent representing Buyer and Seller. (3)  acting as a dual agent representing Buyer and Seller. (4)  acting as a designated agent where: (4)  acting as a designated agent where: has been assigned to exclusively represent Buyer. has been assigned to exclusively represent Seller. c. Material Relationship Disclosure: The material relationships required to be disclosed by either Broker are as follows: None 13. Time Limit of Offer. The Offer set forth herein expires at _ 9 _ o’clock p _.m. on the date 10/20/2023 . WSB 10/18/23 Buyer(s) Initials Seller(s) Initials 4:11 PM EDT dotloop verified dotloop signature verification: dtlp.us/c4nJ - qhvB - HH5I Authentisign ID: 7DE14B90 - EC6D - EE11 - 9937 - 6045BDD47265 Copyright© 2023 by Georgia Association of REALTORS®, Inc. F213, Land Purchase and Sale Agreement, Page 2 of 10, 01/01/23

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c. **Prorations:** Ad valorem property taxes, community association fees, solid waste and governmental fees and utility bills for which service cannot be terminated as of the date of closing shall be prorated as of the date of closing. Notwithstanding any provision to the contrary, in the event ad valorem property taxes are based upon an estimated tax bill or tax bill under appeal, Buyer and Seller shall, upon the issuance of the actual tax bill or the appeal being resolved, promptly make such financial adjustments between themselves as are necessary to correctly prorate the tax bill. In the event there are tax savings resulting from a tax appeal, third party professional costs to handle the appeal may be deducted from the savings for that tax year before re-prorating. Any pending tax appeal for the year in which the Property is sold shall be deemed assigned to Buyer at closing. The liability to the county and if applicable, city, in which the Property is located for ad valorem real property taxes for the year in which the Property is sold shall be assumed by Buyer upon the Closing of the Property. Buyer agrees to indemnify Seller against any and all claims of the county and if applicable, city, for unpaid ad valorem real property taxes for the year in which the Property is sold. In addition, if Buyer's change in the ownership or use of the Property will result in rollback taxes being owed (because preferential tax treatment of the Property for agricultural purposes can no longer be received) then Seller shall be solely responsible for the payment of all rollback taxes at Closing. Notwithstanding the above, in the event Buyer warrants to Seller herein that Buyer's use or ownership of the Property will qualify for a continuation of the preferential tax treatment of the Property as agricultural property, and Buyer is found to no longer qualify for the same, Buyer shall indemnify and hold Seller harmless from and against all liability for rollback taxes.

5. <u>Closing Date and Possession</u>.
   a. **Right to Extend the Closing Date:** Buyer or Seller may unilaterally extend the closing date for eight (8) days upon notice to the other party given prior to or on the date of closing if: (1) Seller cannot satisfy valid title objections (excluding title objections that: (a) can be satisfied through the payment of money or by bonding off the same; and (b) do not prevent Seller from conveying good and marketable title, as that term is defined herein, to the Property); (2) Buyer's mortgage lender (including in transactions where the financing contingency has expired) or the closing attorney is delayed and cannot fulfill their respective obligations by the date of closing, provided that the delay is not caused by Buyer; or (3) Buyer has not received required estimates or disclosures and Buyer is prohibited from closing under federal regulations. The party unilaterally extending the closing date shall state the basis for the delay in the notice of extension. If the right to unilaterally extend the closing date is exercised once by either the Buyer or Seller, the right shall thereafter terminate.
   b. **Keys and Openers:** At Closing, Seller shall provide Buyer with all keys, door openers, codes and other similar equipment pertaining to the Property.

6. <u>Closing Law Firm</u>. Buyer shall have the right to select the closing attorney to close this transaction, and hereby selects the closing attorney referenced herein. In all cases where an individual closing attorney is named in this Agreement but the closing attorney is employed by or an owner, shareholder, or member in a law firm, the law firm shall be deemed to be the closing attorney. If Buyer's mortgage lender refuses to allow that closing attorney to close this transaction, Buyer shall select a different closing attorney acceptable to the mortgage lender. The closing attorney shall represent the mortgage lender in any transaction in which the Buyer obtains mortgage financing. In transactions where the Buyer does not obtain mortgage financing, the closing attorney shall represent the Buyer in preparing the Closing documents, attempting to clear title of the Property to the satisfaction of the title insurance company, conducting the Closing, disbursing funds according to the settlement statement signed by the parties and closing attorney, timely recording deeds and issuing an owner's title insurance policy. Other than those services specifically listed above, nothing herein shall obligate the closing attorney to perform other legal services, including, but not limited to, certifying or warranting title of the Property, for the Buyer, except pursuant to a separate engagement agreement signed by the closing attorney and the Buyer.

7. <u>Holder of Earnest Money</u>. The earnest money shall be deposited into Holder's escrow/trust account (with Holder being permitted to retain the interest if the account is interest bearing) not later than: (a) five (5) banking days after the Binding Agreement Date hereunder or (b) five (5) banking days after the date it is actually received if it is received after the Binding Agreement Date. If Buyer writes a check or pays with an ACH for earnest money and the same is deposited into Holder's escrow/trust account, Holder shall not return the earnest money until the check or ACH has cleared the account on which the check was written or from which the ACH was sent. In the event any earnest money check is dishonored by the bank upon which it is drawn, or earnest money is not timely paid, Holder shall promptly give notice of the same to Buyer and Seller. Buyer shall have three (3) banking days from the date of receiving the notice to cure the default and if Buyer does not do so, Seller may within seven (7) days thereafter terminate this Agreement upon notice to Buyer. If Seller fails to terminate the Agreement timely, Seller's right to terminate based on the default shall be waived.

8. <u>Earnest Money</u>.
   a. **Entitlement to Earnest Money:** Subject to the paragraph below, Buyer shall be entitled to the earnest money upon the: (1) failure of the parties to enter into a binding agreement; (2) failure of any unexpired contingency or condition to which this Agreement is subject; (3) termination of this Agreement due to the default of Seller; or (4) termination of this Agreement in accordance with a specific right to terminate set forth in the Agreement. Otherwise, the earnest money shall be applied towards the purchase price of the Property at closing or if other funds are used to pay the purchase price then the earnest money shall be returned to Buyer.

Copyright© 2023 by Georgia Association of REALTORS®, Inc. F213, Land Purchase and Sale Agreement, Page 3 of 10, 01/01/23

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b. **Disbursement of Earnest Money:** Holder shall disburse the earnest money upon: (1) the closing of Property; (2) a subsequent written agreement of Buyer and Seller; (3) an order of a court or arbitrator having jurisdiction over any dispute involving the earnest money; or (4) the failure of the parties to enter into a binding agreement (where there is no dispute over the formation or enforceability of the Agreement). In addition, Holder may disburse the earnest money upon a reasonable interpretation of the Agreement, provided that Holder first gives all parties at least ten (10) days notice stating to whom and why the disbursement will be made. Any party may object to the proposed disbursement by giving written notice of the same to Holder within the ten (10) day notice period. Objections not timely made in writing shall be deemed waived. If Holder receives an objection and, after considering it, decides to disburse the earnest money as originally proposed, Holder may do so and send notice to the parties of Holder's action. If Holder decides to modify its proposed disbursement, Holder shall first send a new ten (10) day notice to the parties stating the rationale for the modification and to whom the disbursement will now be made. Holder shall disburse the earnest money to Seller by check in the event Holder: (1) makes a reasonable interpretation of the Agreement that the Agreement has been terminated due to Buyer's default; and (2) sends the required ten (10) day notice of the proposed disbursement to Buyer and Seller. The above-referenced check shall constitute liquidated damages in full settlement of all claims of Seller against Buyer and the Brokers in this transaction. Holder may require Seller to sign a W-9 before issuing a check to Seller for liquidated damages of $600 or more. Such liquidated damages are a reasonable pre-estimate of Seller's actual damages, which damages the parties agree are difficult to ascertain and are not a penalty.

c. **Interpleader:** If an earnest money dispute cannot be resolved after a reasonable time, Holder may interplead the earnest money into a court of competent jurisdiction if Holder is unsure who is entitled to the earnest money. Holder shall be reimbursed for and may deduct its costs, expenses and reasonable attorney's fees from any funds interpleaded. The prevailing defendant in the interpleader lawsuit shall be entitled to collect its attorney's fees, court costs and the amount deducted by Holder to cover Holder's costs and expenses from the non-prevailing defendant.

d. **Hold Harmless:** All parties hereby covenant and agree to: (1) indemnify and hold Holder harmless from and against all claims, injuries, suits and damages (collectively, "Claims") arising out of the performance by Holder of its duties, including Claims caused, in whole or in part, by the negligence of the Holder; (2) not to sue Holder for any decision of Holder to disburse earnest money in accordance with this Agreement.

9. Inspection and Due Diligence.

a. **Buyer's Right to Inspect Property:** Unless otherwise specified herein, the Property is being sold in "as-is" condition with any and all faults. Therefore, Buyer and/or Buyer's representative(s) have the right to carefully inspect the Property to make sure it meets the needs of the Buyer. **If Buyer is concerned that the Property may have been used as a laboratory for the production of methamphetamine, or as a dumpsite for the same, Buyer should review the National Clandestine Laboratory Register – Georgia at www.dea.gov.**

b. **Buyer's Right to Inspect Neighborhood:** In every neighborhood there are conditions which different buyers may find objectionable. Buyer is solely responsible for becoming familiar with neighborhood conditions of concern to Buyer that could affect the Property such as landfills, quarries, power lines, airports, cemeteries, prisons, stadiums, odor and noise producing activities, crime and school, land use, government and transportation maps and plans. **If Buyer is concerned about the possibility of a registered sex offender residing in a neighborhood in which Buyer is interested, Buyer should review the Georgia Violent Sex Offender Registry available on the Georgia Bureau of Investigation Website at www.gbi.georgia.gov.**

c. **Buyer's Inspection Rights Continue through Closing:** Upon prior notice to Seller, Buyer and/or Buyer's representatives shall have the continuing right through Closing to enter the Property at Buyer's expense and at reasonable times to, among other things, and without limitation, conduct inspections, examinations, evaluations, appraisals, surveys and tests, meet contractors and vendors, measure for renovations, determine the condition of the Property and confirm that any agreed upon repairs have been made. Seller shall cause all utilities, systems and equipment to be on so that Buyer may complete all inspections.

d. **Buyer's Inspection Indemnification Obligations: Buyer agrees to hold Seller and all Brokers harmless from all claims, injuries and damages related to the exercise of the above inspection rights by Buyer and Buyer's representatives, and Buyer shall promptly pay Seller the actual cost to restore any portion of the Property damaged or disturbed from testing or other evaluations to a condition equal to or better than the condition it was prior to such testing or evaluations.**

e. **Due Diligence Period:** If the Property is being sold subject to a Due Diligence Period, then: a) this Agreement shall be an option contract during which time Buyer shall have the option, for any reason or for no reason, to terminate this Agreement upon notice to the Seller given prior to the expiration of the Due Diligence Period, in which case Buyer shall be entitled to a return of Buyer's earnest money without penalty; b) Buyer may, during the Due Diligence Period, seek to amend this Agreement to address any concerns Buyer has with the Property or this Agreement; and c) if Buyer has not terminated this Agreement as set forth above, Buyer shall accept the Property in "as-is" condition, subject to any amendment to this Agreement to address concerns agreed to by the parties.

f. **Seller's Duty to Disclose**: Seller shall disclose to Buyer any and all known latent or hidden defects in the Property that could not be discovered by the Buyer during a reasonably careful inspection of the Property.

g. **Warranties Transfer:** Seller agrees to transfer to Buyer, at closing, subject to Buyer's acceptance thereof (and at Buyer's expense, if there is any cost associated with said transfer), Seller's interest in any existing manufacturer's warranties, service contracts, termite treatment and/or repair guarantee and/or other similar warranties which, by their terms, may be transferable to Buyer.

h. **Repairs:** All agreed upon repairs and replacements shall be performed in a good and workmanlike manner prior to Closing unless otherwise agreed to in writing by the Buyer and Seller.

i. **Due Diligence Materials:** Seller shall provide to the Buyer within five (5) days from the Binding Agreement Date, the items below, if available, pertaining to the Property (hereinafter collectively referred to as "Due Diligence Materials").

(1) **Tax and Title:**

i. Most recent Property tax assessments and tax bills.
ii. The most recent title insurance policy insuring the Property, including complete and legible copies of all documents (whether or not recorded) which are referenced as title exceptions.
iii. The most recent ALTA (American Land Title Association) survey of the Property, or if such a survey is not available, the most recent survey of the Property prepared by a licensed Georgia surveyor.
iv. A list of special assessment districts in which the Property is located and the schedule of unpaid or pending assessments – if any.
v. A schedule of impact fees paid or owed on the Property, if any.

Copyright© 2023 by Georgia Association of REALTORS®, Inc. F213, Land Purchase and Sale Agreement, Page 4 of 10, 01/01/23

(2) Environmental and Assessments : i. All soil reports covering the Property or any portion thereof . ii. All cruise reports of existing timber on the Property . iii. All environment (hazardous substances), engineering, physical inspection, marketing and feasibility studies, assessments and reports, including wetlands reports . (3) Leases : An executed copy of every lease of or affecting the Property or any portion thereof . (4) Miscellaneous : i. A schedule of management fees due in connection with any agreements pertaining to the Property . ii. All municipal, county, state or federal permits, licenses and authorizations affecting the use, operation, and maintenance of the Property . ” 10. Sellers Warranties and Representations . Except to the extent provided in this Agreement, Seller warrants as follows : a. Authority . Seller has the right, power and authority to enter into this Agreement and to convey Property in accordance with the terms and conditions of this Agreement ; and the persons executing this Agreement on behalf of Seller have been duly and validly authorized by Seller to execute and deliver this Agreement and have the right, power and authority to enter into this Agreement and bind Seller . b. Bankruptcy . Seller represents and warrants that Seller is solvent and has not made a general assignment for the benefit of creditors or been adjudicated as bankrupt or insolvent, nor has a receiver, liquidator or trustee of Seller or any of its respective properties (including Property) been appointed or a petition filed by or against Seller for bankruptcy, reorganization or arrangement pursuant to the Federal Bankruptcy Act or any similar federal or state statute, or any proceeding instituted for the dissolution or liquidation of Seller. c. Condemnation . Seller has not been notified that any condemnation or other taking by eminent domain of Property or any portion thereof has been instituted and, to the best of Seller’s knowledge, there are no pending or threatened condemnation or eminent domain proceedings (or proceedings in the nature or in lieu thereof) affecting Property or any portion thereof or its use . d. Hazardous Substances . To the best of Seller’s knowledge, (1) no “hazardous substances”, as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act, and the rules and regulations promulgated pursuant thereto, or any other pollutants, toxic materials, or contaminants have been or shall prior to closing be discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape on Property in violation of applicable law ; (2) no underground storage tanks are located on the Property or were located on the Property and subsequently removed or filled ; (3) Property has not previously been used as a gas station, cemetery, landfill, or as a dump for garbage or refuse ; and (4) Property has not previously been and is not currently listed on the Georgia Environmental Protection Division Hazardous Site . Seller has not received any notice or demand from any governmental or regulatory agency or authority requiring Seller to remove any hazardous substances or contaminants or toxic materials from Property . e. Leases . Other than those leases provided by Seller to Buyer as part of the Due Diligence Materials, there are no other leases of or affecting the Property or any portion thereof and Seller will not enter into any new leases without the written permission of Buyer . f. No Litigation . There are no actions, suits, or proceedings pending or, to the best of Seller’s knowledge, threatened by any organization, person, individual, or governmental agency against Seller with respect to Property or against Property, or with respect thereto, nor does Seller know of any basis for such action . Seller also has no knowledge of any currently pending application for changes in the zoning applicable to Property or any portion thereof . g. Pre - Existing Right to Acquire . No person or entity has any right or option to acquire Property or any portion thereof, which will have any force of effect after execution hereof, other than Buyer . h. Proceedings Affecting Access . Seller has not been notified that there are any pending proceedings that could have the effect of impairing or restricting access between Property and adjacent public roads and, to the best of Seller’s knowledge, no such proceedings are pending or threatened . i. Violations . To the best of Seller’s knowledge, there are no violations of laws, municipal or county ordinances or other legal requirements with respect to Property (excluding any improvements constructed thereon) . 10. Assignment . In the event Buyer has the right to assign this Agreement, the assignment shall not release Buyer of any of its obligations or liabilities hereunder. Notice of such assignment shall be provided to Seller at least five (5) days prior to Closing. 11. Brokerage Relationships in this Transaction . a. Agency Disclosure: No Broker in this transaction shall owe any duty to Buyer or Seller greater than what is set forth in their brokerage engagements and the Brokerage Relationships in Real Estate Transactions Act, O.C.G.A. † 10 - 6A - 1 et. seq.; (1) No Agency Relationship: Buyer and Seller acknowledge that: a) if they are not represented by Brokers in a client relationship, they are each solely responsible for protecting their own interests, and that Broker’s role is limited to performing ministerial acts for that party; and b) if the same brokerage firm is representing one party as a client and working with the other party as a customer, the Broker and all of Broker’s affiliated licensees are representing the client. (2) Consent to Dual Agency: If Broker is acting as dual agent in this transaction, Buyer and Seller consent to the same and acknowledge having been advised of the following: i. Dual Agency Disclosure: [Applicable only if Broker is acting as a dual agent in this transaction.] (a) As a dual agent, Broker is representing two clients whose interests are or at times could be different or even adverse ; (b) Broker will disclose all adverse material facts relevant to the transaction and actually known to the dual agent to all parties in the transaction except for information made confidential by request or instructions from each client which is not otherwise required to be disclosed by law ; (c) Buyer and Seller do not have to consent to dual agency and the consent of Buyer and Seller to dual agency has been given voluntarily and the parties have read and understand their brokerage engagement agreements . (d) Notwithstanding any provision to the contrary contained herein Buyer and Seller each hereby direct Broker while acting as a dual agent to keep confidential and not reveal to the other party any information which could materially and adversely affect their negotiating position . dotloop signature verification: dtlp.us/c4nJ - qhvB - HH5I Authentisign ID: 7DE14B90 - EC6D - EE11 - 9937 - 6045BDD47265 Copyright© 2023 by Georgia Association of REALTORS®, Inc. F213, Land Purchase and Sale Agreement, Page 5 of 10, 01/01/23

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ii. **Designated Agency Disclosure:** If Broker in this transaction is acting as a designated agent, Buyer and Seller consent to the same and acknowledge that each designated agent shall exclusively represent the party to whom each has been assigned as a client and shall not represent in this transaction the client assigned to the other designated agent.

b. **Brokerage:** Unless otherwise specified herein, the real estate commissions owing to the Seller's Broker and Buyer's Broker, if any, are being paid pursuant to separate brokerage engagement agreements. Buyer and Seller agree that any commissions to be paid to Broker(s) shall be shown on the settlement statement and collected by closing attorney as a pre-condition to Buyer and Seller closing on the Property so long as the same is permitted by Buyer's mortgage lender, if any. The closing attorney is hereby authorized and directed to pay the Broker(s) at closing, their respective commissions pursuant to written instructions from the Broker(s) at closing, their respective commissions pursuant to written instructions from the Broker(s). If the sale proceeds are insufficient to pay the full commission, the party owing the commission shall pay any shortfall at closing. The acceptance by the Broker(s) of a partial real estate commission at the closing shall not relieve the party owing the same from paying the remainder after the closing (unless the Broker(s) have expressly agreed in writing to accept the amount paid in full satisfaction of the Broker(s) claim to a commission). The Brokers herein are signing this Agreement to reflect their role in this transaction and consent to act as Holder if either of them is named as such. This Agreement and any amendment thereto shall be enforceable even without the signature of any Broker referenced herein. The broker(s) are express third-party beneficiaries to this Agreement.

c. **Disclaimer:** Buyer and Seller have not relied upon any advice or representations of Brokers other than what is included in this Agreement. Brokers shall have no duty to inspect the Property or to advise Buyer or Seller on any matter relating to the Property which could have been revealed through a survey, appraisal, title search, Official Georgia Wood Infestation Report, utility bill review, septic system inspection, well water test, tests for radon, asbestos, mold, methamphetamine, and lead-based paint; moisture test of stucco or synthetic stucco, inspection of the Property by a professional, construction expert, structural engineer or environmental engineer; review of this Agreement and transaction by an attorney, financial planner, mortgage consultant or tax consultant; and consulting appropriate governmental officials to determine, among other things and without limitation, the zoning of Property, the propensity of the Property to flood, flood zone certifications, whether any condemnation action is pending or has been filed or other nearby governmental improvements are planned. Buyer and Seller acknowledge that Broker does not perform or have expertise in any of the above tests, inspections, and reviews or in any of the matters handled by the professionals referenced above. Buyer and Seller should seek independent expert advice regarding any matter of concern to them relative to the Property and this Agreement. Buyer and Seller acknowledge that Broker shall not be responsible to monitor, supervise, or inspect any construction or repairs to Property and such tasks clearly fall outside the scope of real estate brokerage services. If Broker has written any special stipulations herein, the party for whom such special stipulations were written: a) confirms that each such stipulation reflects the party's complete understanding as to the substance and form of the special stipulations; b) hereby adopts each special stipulation as the original work of the party; and c) hereby agrees to indemnify and hold Broker who prepared the stipulation harmless from any and all claims, causes of action, suits, and damages arising out of or relating to such special stipulation. Buyer acknowledges that when and if Broker answers a question of Buyer or otherwise describes some aspect of the Property or the transaction, Broker is doing so based upon information provided by Seller rather than the independent knowledge of Broker (unless Broker makes an independent written disclosure to the contrary).

13. **Time Limit of Offer.** The Time Limit of the Offer shall be the date and time referenced herein when the Offer expires unless prior to that date and time both of the following have occurred: (a) the Offer has been accepted by the party to whom the Offer was made; and (b) notice of acceptance of the Offer has been delivered to the party who made the Offer.

## C. OTHER TERMS AND CONDITIONS

1. **Notices.**

a. **Generally:** All notices given hereunder shall be in writing, legible and signed by the party giving the notice. In the event of a dispute regarding notice, the burden shall be on the party giving notice to prove delivery. The requirements of this notice paragraph shall apply even prior to this Agreement becoming binding. Notices shall only be delivered: (1) in person; (2) by courier, overnight delivery service or by certified or registered U.S. mail (hereinafter collectively "Delivery Service"); or (3) by e-mail or facsimile. The person delivering or sending the written notice signed by a party may be someone other than that party.

b. **Delivery of Notice:** A notice to a party shall be deemed to have been delivered and received upon the earliest of the following to occur: (1) the actual receipt of the written notice by a party; (2) in the case of delivery by a Delivery Service, when the written notice is delivered to an address of a party set forth herein (or subsequently provided by the party following the notice provisions herein), provided that a record of the delivery is created; (3) in the case of delivery electronically, on the date and time the written notice is electronically sent to an e-mail address or facsimile number of a party herein (or subsequently provided by the party following the notice provisions herein) even if it is not opened by the recipient. Notice to a party shall not be effective unless the written notice is sent to an address, facsimile number or e-mail address of the party set forth herein (or subsequently provided by the party following the notice provisions herein).

c. **When Broker Is Authorized to Accept Notice for Client:** Except where the Broker is acting in a dual agency capacity, the Broker and any affiliated licensee of the Broker representing a party in a client relationship shall be authorized agents of the party for the limited purpose of receiving notice and such notice to any of them shall for all purposes herein be deemed to be notice to the party. Notice to an authorized agent shall not be effective unless the written notice is sent to an address, facsimile number or e-mail address of the authorized agent set forth herein (or subsequently provided by the authorized agent following the notice provisions herein) even if it is not opened by the recipient. Except as provided for herein, the Broker's staff at a physical address set forth herein of the Broker or the Broker's affiliated licensees are authorized to receive notices delivered by a Delivery Service. The Broker, the Broker's staff and the affiliated licensees of the Broker shall not be authorized to receive notice on behalf of a party in any transaction in which a brokerage engagement has not been entered into with the party or in which the Broker is acting in a dual agency capacity. In the event the Broker is practicing designated agency, only the designated agent of a client shall be an authorized agent of the client for the purposes of receiving notice.

Copyright© 2023 by Georgia Association of REALTORS®, Inc.
F213, Land Purchase and Sale Agreement, Page 6 of 10, 01/01/23

2. Default . a. Remedies of Seller : In the event this Agreement fails to close due to the default of Buyer, Seller’s sole remedy shall be to retain the earnest money as full liquidated damages . Seller expressly waives any right to assert a claim for specific performance . The parties expressly agree that the earnest money is a reasonable pre - estimate of Seller’s actual damages, which damages the parties agree are difficult to ascertain . The parties expressly intend for the earnest money to serve as liquidated damages and not as a penalty . b. Remedies of Buyer : In the event this Agreement fails to close due to the default of Seller, Buyer may either seek the specific performance of this Agreement or terminate this Agreement upon notice to Seller and Holder, in which case all earnest money deposits and other payments Buyer has paid towards the purchase of the Property shall be returned to Buyer following the procedures set forth elsewhere herein . c. Rights of Broker : In the event this Agreement is terminated or fails to close due to the default of a party hereto, the defaulting party shall pay as liquidated damages to every broker involved in this Agreement the commission the broker would have received had the transaction closed . For purposes of determining the amount of liquidated damages to be paid by the defaulting party, all written agreements establishing the amount of commission to be paid to any broker involved in this transaction are incorporated herein by reference . The liquidated damages referenced above are a reasonable pre - estimate of the Broker(s) actual damages and are not a penalty . d. Attorney’s Fees : In any litigation or arbitration arising out of this Agreement, including but not limited to breach of contract claims between Buyer and Seller and commission claims brought by a broker, the non - prevailing party shall be liable to the prevailing party for its reasonable attorney’s fees and expenses . 3. Risk of Damage to Property . Seller warrants that at the time of closing the Property and all items remaining with the Property, if any, will be in substantially the same condition (including conditions disclosed in the Seller’s Property Disclosure Statement or Seller’s Disclosure of Latent Defects and Fixtures Checklist) as of the Offer Date, except for changes made to the condition of Property pursuant to the written agreement of Buyer and Seller . At time of possession, Seller shall deliver Property clean and free of trash, debris, and personal property of Seller not identified as remaining with the Property . Notwithstanding the above, if the Property is destroyed or substantially destroyed prior to closing, Seller shall promptly give notice to Buyer of the same and provide Buyer with whatever information Seller has regarding the availability of insurance and the disposition of any insurance claim . Buyer or Seller may terminate this Agreement without penalty not later than fourteen (14) days from receipt of the above notice . If Buyer or Seller do not terminate this Agreement, Seller shall assign at closing all of its rights to receive the proceeds from all insurance policies affording coverage for the claim . If the insurance proceeds are paid prior to Closing, the amount of such proceeds shall be credited against the purchase price of the Property . 4. Other Provisions . a. Condemnation : Seller shall : (1) immediately notify Buyer if the Property becomes subject to a condemnation proceeding ; and (2) provide Buyer with the details of the same . Upon receipt of such notice, Buyer shall have the right, but not the obligation for 7 days thereafter, to terminate this Agreement upon notice to Seller in which event Buyer shall be entitled to a refund of all earnest money and other monies paid by Buyer toward the Property without deduction or penalty . If Buyer does not terminate the Agreement within this time frame, Buyer agrees to accept the Property less any portion taken by the condemnation and if Buyer closes, Buyer shall be entitled to receive any condemnation award or negotiated payment for all or a portion of the Property transferred or conveyed in lieu of condemnation . b. Consent to Share Non - Public Information : Buyer and Seller hereby consent to the closing attorney preparing and distributing an American Land Title Association (“ALTA”) Estimated Settlement Statement - Combined or other combined settlement statement to Buyer, Seller, Brokers and Brokers’ affiliated licensees working on the transaction reflected in this Agreement for their various uses . c. Duty to Cooperate : All parties agree to do all things reasonably necessary to timely and in good faith fulfill the terms of this Agreement . Buyer and Seller shall execute and deliver such certifications, affidavits, and statements required by law or reasonably requested by the closing attorney, mortgage lender and/or the title insurance company to meet their respective requirements . d. Electronic Signatures : For all purposes herein, an electronic or facsimile signature shall be deemed the same as an original signature ; provided, however, that all parties agree to promptly re - execute a conformed copy of this Agreement with original signatures if requested to do so by, the buyer’s mortgage lender or the other party . e. Entire Agreement and Modification : This Agreement constitutes the sole and entire agreement between all of the parties, supersedes all of their prior written and verbal agreements and shall be binding upon the parties and their successors, heirs and permitted assigns . No representation, promise or inducement not included in this Agreement shall be binding upon any party hereto . This Agreement may not be amended or waived except upon the written agreement of Buyer and Seller . Any agreement to terminate this Agreement or any other subsequent agreement of the parties relating to the Property must be in writing and signed by the parties . f. Extension of Deadlines : No time deadline under this Agreement shall be extended by virtue of it falling on a Saturday, Sunday or federal holiday except for the date of closing . g. FIRPTA Affidavit : Unless Seller is a “foreign person”, as that term is defined in Section 1445 (f)(3) of the Internal Revenue Code, Seller shall deliver to the closing attorney at Closing a FIRPTA (Foreign Investment in Real Property Tax Act) Affidavit indicating that Seller is not a “foreign person” . If Seller is a “foreign person”, additional taxes may need to be withheld at Closing . h. GAR Forms: The Georgia Association of REALTORS®, Inc. (“GAR”) issues certain standard real estate forms. These GAR forms are frequently provided to the parties in real estate transactions. No party is required to use any GAR form. Since these forms are generic and written with the interests of multiple parties in mind, they may need to be modified to meet the specific needs of the parties using them. If any party has any questions about his or her rights and obligations under any GAR form, he or she should consult an attorney. Provisions in the GAR Forms are subject to differing interpretations by our courts other than what the parties may have intended. At times, our courts may strike down or not enforce provisions in our GAR Forms, as written. No representation is made that the GAR Forms will protect the interests of any particular party or will be fit for any specific purpose. The parties hereto agree that the GAR forms may only be used in accordance with the licensing agreement of GAR. While GAR forms may be modified by the parties, no GAR form may be reproduced with sections removed, altered or modified unless the changes are visible on the form itself or in a stipulation, addendum, exhibit or amendment thereto. dotloop signature verification: dtlp.us/c4nJ - qhvB - HH5I Authentisign ID: 7DE14B90 - EC6D - EE11 - 9937 - 6045BDD47265 Copyright© 2023 by Georgia Association of REALTORS®, Inc. F213, Land Purchase and Sale Agreement, Page 7 of 10, 01/01/23

dotloop signature verification: dtlp.us/c4nj-gllv8-HH5l
Authentisign ID: 7DE14B90-EC6D-EE11-9937-6045BDD47265

i. **Governing Law and Interpretation:** This Agreement may be signed in multiple counterparts each of which shall be deemed to be an original and shall be interpreted in accordance with the laws of Georgia. No provision herein, by virtue of the party who drafted it, shall be interpreted less favorably against one party than another. All references to time shall mean the time in Georgia. If any provision herein is held to be unenforceable, it shall be severed from this Agreement while the remainder of the Agreement shall, to the fullest extent permitted by law, continue to have full force and effect as a binding contract.

j. **No Authority to Bind:** No Broker or affiliated licensee of Broker, by virtue of this status, shall have any authority to bind any party hereto to any contract, provisions therein, amendments thereto, termination thereof or to notices signed by Broker but not the party. However, if authorized in this Agreement, Broker shall have the right to accept notices on behalf of a party (but not send notices from Broker on behalf of a party unless they are signed by the party). Additionally, any Broker or real estate licensee involved in this transaction may perform the ministerial act of filling in the Binding Agreement Date. In the event of a dispute over the Binding Agreement Date, it shall be resolved by a court or arbitrator having jurisdiction over the dispute, by the written agreement of the Buyer and Seller, or by the Holder but only in making a reasonable interpretation of the Agreement in disbursing earnest money.

k. **Notice of Binding Agreement Date:** The Binding Agreement Date shall be the date when a party to this transaction who has accepted an offer or counteroffer to buy or sell real property delivers notice of that acceptance to the party who made the offer or counteroffer in accordance with the Notices section of the Agreement. Notice of the Binding Agreement Date may be delivered by either party (or the Broker working with or representing such party) to the other party. If notice of accurate Binding Agreement Date is delivered, the party receiving notice shall sign the same and immediately return it to the other party. Notwithstanding any other provision to the contrary contained in this Agreement, it is the express intent of this section that (1) a broker or licensee involved in the real estate transaction may perform the ministerial task of filling in the Binding Agreement Date and (2) sending a fully signed purchase and sale agreement with a specific Binding Agreement Date included, that one of the parties has agreed to, constitutes notice of the Binding Agreement Date to the other party.

l. **Objection to Binding Agreement Date:** If the Buyer or Seller objects to the date entered as the Binding Agreement Date, then within one (1) day from receiving notice of Binding Agreement Date, the party objecting shall send notice of the objection to the other party. The objection shall be resolved by the written amendment between the Buyer and Seller by executing a binding agreement date confirmation (F733). The absence of an agreement on the Binding Agreement Date shall not render this Agreement unenforceable. The failure of a party to timely object will result in the parties accepting the Binding Agreement Date as entered.

m. **Rules for Interpreting This Agreement:** In the event of internal conflicts or inconsistencies in this Agreement, the following rules for how those conflicts or inconsistencies shall be resolved will apply:
   (1) Handwritten changes shall control over pre-printed or typed provisions;
   (2) Exhibits shall control over the main body of the Agreement;
   (3) Special Stipulations shall control over both exhibits and the main body of the Agreement;
   (4) Notwithstanding the above, any amendatory clause in an FHA or VA exhibit shall control over inconsistent or conflicting provisions contained in a special stipulation, another exhibit or the main body of the Agreement.

n. **Statute of Limitations:** All claims of any nature whatsoever against Broker(s) and/or their affiliated licensees, whether asserted in litigation or arbitration sounding in breach of contract and/or tort, must be brought within two (2) years from the date any claim or cause of action arises. Such actions shall thereafter be time-barred.

o. **Survival of Agreement:** The following shall survive the closing of this Agreement: (1) the obligation of a party to pay a real estate commission; (2) any warranty of title; (3) all written representations of Seller in this Agreement regarding the Property or neighborhood in which the Property is located; (4) Buyer's indemnification obligations arising out of the inspection of the Property by Buyer and Buyer's representatives; (5) the section on condemnation; (6) the section on attorney's fees; (7) the obligations of the parties regarding ad valorem real property taxes; and (8) any obligations which the parties herein agree shall survive the closing or may be performed or fulfilled after the Closing

p. **Terminology:** As the context may require in this Agreement: (1) the singular shall mean the plural and vice versa; and (2) all pronouns shall mean and include the person, entity, firm, or corporation to which they relate.

q. **Time of Essence:** Time is of the essence of this Agreement.

5. <u>Definitions.</u>

a. **Banking Day**: A "Banking Day" shall mean a day on which a bank is open to the public for carrying out substantially all of its banking functions. For purposes herein, a "Banking Day" shall mean Monday through Friday excluding federal holidays.

b. **Binding Agreement Date**: The "Binding Agreement Date" shall be the date when a party to this transaction who has accepted an offer or counteroffer to buy or sell real property delivers notice of that acceptance to the party who made the offer or counteroffer in accordance with the Notices section of the Agreement. Once that occurs, this Agreement shall be deemed a Binding Agreement.

c. **Broker**: In this Agreement, the term "Broker" shall mean a licensed Georgia real estate broker or brokerage firm and its affiliated licensees unless the context would indicate otherwise.

d. **Business Day**: A "Business Day" shall mean a day on which substantially all businesses are open for business. For all purposes herein, a "Business Day" shall mean Monday through Friday excluding federal holidays.

e. **Day**: For the purposes of this Agreement, the term "Day" shall mean a full calendar day ending at 11:59 p.m., except as may be provided for elsewhere herein. For the purposes of counting days for determining deadlines, the specific date referenced as either the Binding Agreement Date or the date from which the deadline shall be counted will be day zero.

f. **Material Relationship:** A material relationship shall mean any actually known personal, familial, social, or business relationship between the broker or the broker's affiliated licensees and any other party to this transaction which could impair the ability of the broker or affiliated licensees to exercise fair and independent judgment relative to their client.

g. **Use of Initials "N/A":** The use of the initials "N/A" or "N.A." in filling out a blank in this Agreement shall mean "not applicable"

Copyright© 2023 by Georgia Association of REALTORS®, Inc.
F213, Land Purchase and Sale Agreement, Page 8 of 10, 01/01/23

dotloop signature verification: dtlp.us/c4nj-gllvB-HH5I
Authentisign ID: 7DE14B90-EC6D-EE11-9937-6045BDD47265

6. **Property Not Being Sold for Value of Any Improvements on Land.** Buyer acknowledges that the Property may contain certain incidental improvements such as existing homes, barns, fences, outbuildings and wells. Buyer acknowledges that the Property is being purchased for the value of the land rather than the value of any improvements presently located thereon. All improvements are being sold in "as-is" condition. Buyer acknowledges that the improvements on the Property, if any, may be in need of significant repair, may contain defective conditions and may not have been constructed or used in accordance with all applicable laws. Since the condition of any existing improvements is immaterial to Buyer's decision to purchase the Property, Seller shall have no responsibility to make any disclosures or repairs relative to the same. Buyer covenants not to sue Seller with respect to any matter relating to the condition of said improvements and agrees to indemnify and hold Seller harmless with respect to the same. Buyer expressly waives: (1) any and all rights to inspect and test for lead-based paint and/or lead-based paint hazards for not less than ten (10) days from the Binding Agreement Date; and (2) the right not to be contractually obligated under this Agreement until the above time period has lapsed.

7. **WARNING TO BUYERS AND SELLERS: BEWARE OF CYBER-FRAUD.** Fraudulent e-mails attempting to get the buyer and/or seller to wire money to criminal computer hackers are increasingly common in real estate transactions. Specifically, criminals are impersonating the online identity of the actual mortgage lender, closing attorney, real estate broker or other person or companies involved in the real estate transaction. In that role, the criminals send fake wiring instructions attempting to trick buyers and/or sellers into wiring them money related to the real estate transaction, including, for example, the buyer's earnest money, the cash needed for the buyer to close, and/or the seller's proceeds from the closing. These instructions, if followed, will result in the money being wired to the criminals. In many cases, the fraudulent email is believable because it is sent from what appears to be the email address/domain of the legitimate company or person responsible for sending the buyer or seller wiring instructions. The buyer and/or seller should verify wiring instructions sent by email by independently looking up and calling the telephone number of the company or person purporting to have sent them. Buyers and sellers should never call the telephone number provided with wiring instructions sent by email since they may end up receiving a fake verification from the criminals. Buyer and sellers should be on special alert for: 1) emails directing the buyer and/or seller to wire money to a bank or bank account in a state other than Georgia; and 2) emails from a person or company involved in the real estate transaction that are slightly different (often by one letter, number, or character) from the actual email address of the person or company.

8. **LIMITATION OF LIABILITY. BUYER AND SELLER ACKNOWLEDGE THAT BROKER(S):**
   a. **SHALL, UNDER NO CIRCUMSTANCES, HAVE ANY LIABILITY GREATER THAN THE AMOUNT OF THE REAL ESTATE COMMISSION PAID HEREUNDER TO BROKER (EXCLUDING ANY COMMISSION AMOUNT PAID TO A COOPERATING REAL ESTATE BROKER, IF ANY) OR, IF NO REAL ESTATE COMMISSION IS PAID TO BROKER, THEN THE SUM OF $100; AND**
   b. **NOTWITHSTANDING THE ABOVE, SHALL HAVE NO LIABILITY IN EXCESS OF $100 FOR ANY LOSS OF FUNDS AS THE RESULT OF WIRE OR CYBER FRAUD.**

9. **Exhibits and Addenda.** All exhibits and/or addenda attached hereto, listed below, or referenced herein are made a part of this Agreement.
   - ☐ Back-up Agreement Contingency Exhibit (F604) "_______"
   - ☑ Closing Attorney Acting as Holder of Earnest Money Exhibit (F510) "A"
   - ☐ Community Association Disclosure Exhibit (F322) "_______"
   - ☐ Legal Description Exhibit (F807 or other) "_______"
   - ☐ Seller's Property Disclosure Statement Exhibit (F302, F307) "_______"
   - ☐ Special Title Exceptions Pertaining to Property as Exhibit "_______"
   - ☐ Special Warranties and Representations of Seller as Exhibit "_______"
   - ☐ Survey of Property as Exhibit "_______"
   - ☐ Temporary Occupancy Agreement for Seller after Closing Exhibit (F219) "_______"
   - ☐ Other ________________
   - ☐ Other ________________
   - ☐ Other ________________
   - ☐ Other ________________

**SPECIAL STIPULATIONS:** The following Special Stipulations are made a part of this Agreement.

1. The Buyer acknowledges that the Seller has the right to continue marketing the Property and entertain other offers while under contract.

2. If after the acceptance of this contract, the Seller receives a more qualified offer, the Seller will provide proof of qualified offer to buyer. Buyer will have 14 days to remove all contingencies and provide proof of funds to complete the purchase of transaction. If Buyer fails to remove all contingencies and provide proof of funds to close transactions within 14 days contract will be considered void and terminated.

3. Remaining balance will be paid with liquidated stocks or traditional re-financing on or before 120 from binding agreement date.

4. Commissions to be paid by Seller at closing as a percentage of the purchase price are as follows:
Keller Williams Realty Atl Partners - 4%
Green Leaf Realty Firm - 3% & North Pro Realty - 3%

☐ **Additional Special Stipulations (F246) are attached.**

**Copyright© 2023 by Georgia Association of REALTORS®, Inc.** **F213, Land Purchase and Sale Agreement, Page 9 of 10, 01/01/23**

By signing this Agreement, Buyer and Seller acknowledge that they have each read and understood this Agreement and agree to its terms. Buyer Acceptance and Contact Information Seller Acceptance and Contact Information ________________________________________ 1 Buyer’s Signature 1 Seller’s Signature _____________________________ ______________ Print or Type Name Date Buyer’s Address for Receiving Notice Seller’s Address for Receiving Notice Buyer’s Phone Number:  Cell  Home  Work ________________________________________ Buyer’s E - mail Address Seller’s E - mail Address 2 Buyer’s Signature 2 Seller’s Signature Print or Type Name Date Print or Type Name Date Buyer’s Address for Receiving Notice Seller’s Address for Receiving Notice Buyer’s Phone Number:  Cell  Home  Work Seller’s Phone Number:  Cell  Home  Work Buyer’s E - mail Address Seller’s E - mail Address  Additional Signature Page (F267) is attached. Buyer’s Broker/Affiliated Licensee Contact Information ______________________ ___________________________________________ Buyer Brokerage Firm Seller Brokerage Firm _________ ________________________________ ______ _ B roker/Affiliated Licensee Signature Date _____________________ ______________________ _____________ GA Real Estate License # GA Real Estate License # Licensee’s Phone Number Fax Number ________________________________________________ _____________________________________________ Licensee’s E - mail Address Licensee’s Email Address _______________________ REALTOR® Membership ________________________________________________ _ ________________________________________________ ______________ _ _______________________ ____________ _____________ MLS Office Code Brokerage Firm License Number MLS Office Code Brokerage Firm License Number __________________________________. _ Wiley S. Black - Black Family Enterprises Print or Type Name Date Seller’s Phone Number:  Cell  Home  Work _ wsb4@bellsouth.net  Additional Signature Page (F267) is attached. Seller’s Broker/Affiliated Licensee Contact Information _ Keller Williams Realty Atlanta Partners Broker/Affiliated Licensee Signature Joseph Clark Date 388833 Print or Type Name 678 - 997 - 9325 _ joseph@aaaservicesga.com 3730 Village Way, STE 160, Braselton, GA 30517 Broker’s Address 678 - 425 - 1988 Broker’s Phone Number _ KWRS11 Fax Number 46676 Print or Type Name 678.829.3839 Licensee’s Phone Number Fax Number _ dephanienorth@northprorealty.com _ ARA REALTOR® Membership _ 3675 Crestwood PKWY Ste. 400 Duluth, GA 30096 Broker’s Address 678.829.3839 Broker’s Phone Number _ NPRL01 Fax Number _ 76540 _ North Pro Realty _ 206978 Wiley S Black _ dotloop verified 10/18/23 4:11 PM EDT ULA7 - MDDD - 4DPW - M5H3 Joseph Clark dotloop verified 10/18/23 5:33 PM EDT O68K - Y1T5 - E2E8 - CYGI and Binding Agreement Date : The Binding Agreement Date in this transaction is the date of dotloop verified Charles Smith EDT 10/18/23 5:42 PM WFQH - 5Z0D - ZJLC - IISI has been filled in by dotloop signature verification: dtlp.us/c4nJ - qhvB - HH5I Authentisign ID: 7DE14B90 - EC6D - EE11 - 9937 - 6045BDD47265 Copyright© 2023 by Georgia Association of REALTORS®, Inc. F213, Land Purchase and Sale Agreement, Page 10 of 10, 01/01/23

dotloop signature verification: dtlp.us/c4nJ-ghvB-HH5I
Authentisign ID: 7DE14B90-EC6D-EE11-9937-6045BDD47265

# CLOSING ATTORNEY ACTING AS HOLDER OF EARNEST MONEY EXHIBIT "A"

**[Closing Attorney must still consent to serve as Holder using F511]**

Georgia REALTORS®

**2023 Printing**

This Exhibit is part of the Agreement with an Offer Date of 10/18/2023 for the purchase and sale of that certain property known as: 0 Hwy 59 - 65.9ac Banks Co Parcel B67 002 Commerce, Georgia 30530 ("Agreement").

1. **Closing Attorney Shall Act as Holder.** The Closing Attorney named in this Agreement shall be the Holder of the earnest money and other trust funds referenced in this Agreement subject to the Closing Attorney timely: a) agreeing to serve; b) signing the appropriate documents; and c) timely delivering the same to Buyer and Seller as more particularly described below.
2. **Buyer Must Timely Deliver Certain Documents to Closing Attorney Acting as Holder of Earnest Money.** When the Closing Attorney has been named as Holder in the Agreement, Buyer must deliver to Closing Attorney within two (2) business days from the Binding Agreement Date: a) the fully-signed and executed Agreement in its entirety ("Entire Contract"); and b) a copy or copies of the Escrow Agreement (F511) for the Closing Attorney to sign agreeing to become the Holder. Buyer must similarly deliver to Holder all amendments to the Entire Contract within two (2) business days of the date that the Amendment becomes binding.
3. **Closing Attorney Must Agree to Become Holder Within Three (3) Business Days of Receiving Entire Contract.** The Closing Attorney named as Holder shall not become the Holder unless within three (3) business days from the date that the Closing Attorney receives the Entire Contract, the Closing Attorney has: a) countersigned the Agreement of Closing Attorney to serve as Holder (GAR Form F511, and sometimes referred to as "Escrow Agreement") without change or modification so except for filling in the blanks contained therein; and b) delivered the same to Buyer and Seller. When this occurs, Closing Attorney's rights and duties as Holder and the timeframe for completing the same shall commence.
4. **Rights and Duties of Closing Attorney Acting as Holder.** Notwithstanding any provision to the contrary contained in the Agreement, Closing Attorney acting as Holder shall have all of the pre-printed rights and duties of Holder set forth in the GAR Purchase and Sale Agreement (a copy of which is incorporated herein by reference), regardless of whether such rights and duties are set forth in this Agreement. In the event of a conflict between this Agreement and the pre-printed right and duties of Holder set forth in the GAR Purchase and Sale Agreement, the latter shall control unless otherwise agreed to in writing by Buyer, Seller, and Holder. In the event the transaction does not close, Closing Attorney shall not have a right to deduct any of attorney's costs or fees pertaining to the Closing from the earnest money or other trust funds being held by Closing Attorney, except as may be provided elsewhere herein.
5. **Earnest Money Must Be Paid to Closing Attorney Acting as Holder by Wire Transfer.** Buyer shall be responsible for paying all earnest money and other Buyer trust funds to the Closing Attorney acting as Holder by wire transfer of immediately available funds or by such other method deemed acceptable and/or required by Closing Attorney, as the case may be.
6. **Failure of Closing Attorney to Become Holder.** If the Closing Attorney named as Holder has not become Holder because the Closing Attorney rejects being the Holder or fails to timely become Holder, then: a) the Alternate Holder named below, who must be a broker in this transaction, shall automatically become the Holder instead of the Closing Attorney; b) all parties consent to the earnest money being paid or transferred to the Alternate Holder; and c) all parties shall cooperate with one another to sign any documents required to accomplish the same. The signature of the Alternate Holder to the Agreement at the time it is first signed shall be deemed consent of the Alternate Holder to serve as Holder. The Alternate Holder's duties and the timeline for performing those duties shall commence when the Alternate Holder becomes the Holder.
7. **Alternate Holder.** The Buyer must immediately notify all parties if the Closing Attorney fails to become Holder. The Alternate Holder, who must be a broker in this transaction, shall be ______________________________.
   In the event an Alternate Holder is not named, the Alternate Holder shall be the Buyer's Broker.
8. **Closing Attorney Holding Earnest Money in All-Cash Transaction.** In an all-cash transaction where the Closing Attorney is representing the Buyer or Seller, the Closing Attorney can hold the earnest money (and other trust funds), but in the event of a dispute between the parties regarding the disbursement of the funds, the Closing Attorney shall not disburse the funds based upon a reasonable interpretation of the Agreement. Instead and notwithstanding any provision to the contrary contained in this agreement, in the event of a dispute regarding the earnest money in an all-cash transaction where the Closing Attorney is representing the Buyer or Seller, the only remedy available to the Closing Attorney to resolve the dispute regarding the disbursement of earnest money shall be to interplead the funds into a court of competent jurisdiction.
9. **Notices To and From Holder.** The notice procedures in the Agreement shall control with regard to all notices to and from Holder. Holder's contact information is set forth in signature pages to this Agreement.
10. **Closing Attorney's Contact Information.** The Closing Attorney named below shall be the Holder in this transaction.

Closing Attorney: Weissman Law
Address: 500 Jesse Jewell Parkway, Gainesville, GA 30501

Phone Number: 404-279-4060
Fax Number: ______________
Email: Gainesville@weissman.law

Buyer's Initials: RH　　　　Seller's Initials: WSB 10/18/23 4:11 PM EDT dotloop verified

THIS FORM IS COPYRIGHTED AND MAY ONLY BE USED IN REAL ESTATE TRANSACTIONS IN WHICH Charles Smith IS INVOLVED AS A REAL ESTATE LICENSEE. UNAUTHORIZED USE OF THE FORM MAY RESULT IN LEGAL SANCTIONS BEING BROUGHT AGAINST THE USER AND SHOULD BE REPORTED TO THE GEORGIA ASSOCIATION OF REALTORS® AT (770) 451-1831.
Copyright© 2023 by Georgia Association of REALTORS®, Inc.
F510, Closing Attorney Acting as Holder of Earnest Money Exhibit, 01/01/23